Van Kampen Florida Quality Municipal Trust
                          Item 77(O) 10F-3 Transactions
                         May 1, 2005 - October 31, 2005



Securi  Purch   Size   Offeri  Total   Amount    % of    % of
  ty     ase/    of      ng    Amount    of     Offeri  Funds   Broker  Purcha
Purcha  Trade  Offeri  Price     of    Shares     ng    Total     s       sed
  sed    Date    ng      of   Offerin  Purcha   Purcha  Assets           From
                       Shares    g       sed      sed
                                         By       By
                                        Fund     Fund

                                                                 Banc
  The                                                             of
School  5/19/    -     $105.4 $198,13  1,500,    0.76%  0.95%   Americ   Bank
 Board    05             2     0,000     000                      a       of
  of                                                            Securi  Americ
Browar                                                           ties      a
   d                                                             LLC,
County                                                          Bear,
   ,                                                            Stearn
Florid                                                           s &
   a                                                             Co.
                                                                Inc.,
                                                                 A.G.
                                                                Edward
                                                                 s &
                                                                Sons,
                                                                Inc.,
                                                                Morgan
                                                                Stanle
                                                                 y &
                                                                 CO.
                                                                Incorp
                                                                orated
                                                                  ,
                                                                Citigr
                                                                 oup,
                                                                 Apex
                                                                Pryor
                                                                Securi
                                                                 ties
                                                                  (A
                                                                divisi
                                                                on of
                                                                 Rice
                                                                Financ
                                                                 ial
                                                                Produc
                                                                  ts
                                                                Compan
                                                                 y),
                                                                 UBS
                                                                Financ
                                                                 ial
                                                                Servic
                                                                  es
                                                                 Inc.

                                                                 UBS
                                                                Financ
Puerto  6/3/0    -     $103.6 $1,336,  1,000,    0.07%  0.62%    ial      UBS
 Rico     5              7    333,535    000                    Servic  Financ
Infras                                                            es      ial
tructu                                                          Inc.,   Servic
  re                                                            Citigr    es
Financ                                                           oup,
  ing                                                           Lehman
Author                                                          Brothe
  ity                                                            rs,
                                                                Samuel
                                                                  A.
                                                                Ramire
                                                                 z &
                                                                 Co.,
                                                                 Banc
                                                                  of
                                                                Americ
                                                                  a
                                                                Securi
                                                                 ties
                                                                 LLC,
                                                                Goldma
                                                                  n,
                                                                Sachs
                                                                & Co.,
                                                                Morgan
                                                                Stanle
                                                                  y,
                                                                Merril
                                                                  l
                                                                Lynch
                                                                & Co.,
                                                                JPMorg
                                                                 an,
                                                                Raymon
                                                                  d
                                                                James
                                                                  &
                                                                Associ
                                                                ates,
                                                                Inc.,
                                                                Wachov
                                                                  ia
                                                                Bank,
                                                                Nation
                                                                  al
                                                                Associ
                                                                ation
                                                                Citigr
                                                                 oup,
  The   6/23/    -     $105.5 $35,915  2,000,    5.57%  5.57%   Morgan  Citigr
School    05             7      ,000     000                    Stanle    oup
 Board                                                           y &
  of                                                             Co.
 Pasco                                                          Incorp
County                                                          orated
   ,                                                            , RBC
Florid                                                           Dain
   a                                                            Rausch
                                                                 er,
                                                                 UBS
                                                                Financ
                                                                 ial
                                                                Servic
                                                                  es
                                                                Inc.,
                                                                 A.G.
                                                                Edward
                                                                 s &
                                                                Sons,
                                                                Inc.,
                                                                Bear,
                                                                Stearn
                                                                 s &
                                                                 Co.
                                                                 Inc.